UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                           Washington DC  20549


                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  June 20, 1997
                                                       June 26, 1997



                      Big Sky Transportation Company
          (Exact name of registrant as specified in its charter)



          MONTANA                  1-7991              81-0387503
     (State or other               (Commission         (IRS Employer
     jurisdiction                  file number)        identification
     of incorporation)                                 number)


          1601 Aviation Place, Billings MT             59105
     (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code     (406) 245-9449

___________________________________________________________________________
          (Former name or former address, if changed since last report)



Item 5.   Other Events


Terry D. Marshall, Director, has resigned from the Registrant's Board of Directors effective June 20, 1997. Mr. Marshall cites personal reasons as being the primary cause of his resignation. Mr. Marshall has not requested that his reasons for resignation be disclosed. Mr. Marshall has not resigned his position as President/CEO of the Registrant.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BIG SKY TRANSPORTATION CO.
                                 d.b.a BIG SKY AIRLINES

                                 By: /s/ Craig Denney
                                     Craig Denney
                                     Executive Vice President/Division Manager
                                     and Director

Dated:    June 26, 1997